Exhibit 99.1

State of Arizona Approves DarkPulse, Inc. Subsidiary, TJM Electronics West, Inc., Trade Name Application

for DarkPulse Electronics Manufacturing

HOUSTON, Texas March 21, 2023 (PR NEWSWIRE) -- DarkPulse, Inc. (“DarkPulse” or the “Company”) a technology company focused on the manufacture, sale, installation and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) which provides a data stream of critical metrics for assessing the health and security of infrastructure for applications in border security, pipelines, oil and gas, aviation and aerospace, mine safety, and renewable energy today announced the State of Arizona has approved the application for a trade name of the Company’s wholly owned subsidiary TJM Electronics West, Inc., a contract electronics manufacturer based in Tempe, Arizona for “DarkPulse Electronics Manufacturing” (“DEM”). DEM is ITAR registered and holds ISO9001 and AS9100 certified electronics and electro-mechanical assembly certificates and an assembly team trained to IPC 610 and J-STD-001 standards, Class 2 and 3.

Dennis O'Leary, Founder & Chief Executive Officer of DarkPulse stated, “We recognize the value in brand management and believe operating under one company name is beneficial for the growth and expansion of our manufacturing business. DarkPulse Electronics Manufacturing can build and fabricate quantities from as little as two units allowing for cost effective prototyping while offering full manufacturing capabilities as your project progresses.”

About DarkPulse, Inc.

DarkPulse, Inc. (OTC: DPLS) is a company that uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of infrastructure before catastrophic failure including temperatures, strains and stresses allowing for advanced monitoring of infrastructure in Smart Cities. For more information, please visit www.darkpulse.com and follow DarkPulse on LinkedIn, Twitter and Facebook.

About DarkPulse Electronics Manufacturing
DarkPulse Electonics Manufacturing (formerly TJM Electronics West) is an ITAR registered, ISO9001 and AS9100 certified electronics and electro-mechanical assembly company. We operate out of a high tech, 20,000 Sq ft facility in Tempe, Arizona. Our assembly team is trained to IPC 610 and J-STD-001 standards, Class 2 and 3. We have been in business since 1999. Our customer interface is designed for rapid costing, build scheduling, open order status, and complete manufacturing history data records. Registered users can enter build and fabrication parameters for quantities from 2 units. Our software system provides itemized labor, PCB fabrication cost and delivery. Registered users can also access factory floor for updated status and delivery date of open orders, a review of configuration, quotes and full quality history database.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Investor Relations

The Blueshirt Group
Greg McNiff
greg@blueshirtgroup.com

SOURCE DarkPulse, Inc.